Exhibit 99.2

Prime Impact Acquisition I & Cheche Technology Inc.

Business Combination Announcement

Call Transcript

January 30, 2023

CALL PARTICIPANTS:

Mark Long

Prime Impact Acquisition I (“Prime Impact”), Co-CEO and CFO

Lei Zhang

Cheche Technology Inc. (“Cheche”), Founder & CEO

Ting Lin

Cheche, CSO

PRESENTATION:

Mark Long:

Welcome and good morning, this is Mark Long, Co-CEO, CFO and Director of Prime Impact. We appreciate everyone listening to our call about this compelling opportunity. Earlier today, we issued a press release announcing that we have signed a definitive agreement to combine Prime Impact with Cheche, a leading independent technology-empowered platform for auto insurance transaction services in China.

We at Prime Impact could not be more thrilled with this combination, and I’d like to spend some time walking you through why we are so excited and why we believe this combination makes so much sense.

Ever since we completed our IPO in September of 2020, we have been actively looking to identify an attractive company that’s ready to enter the public market, and specifically one with best-in-class technology capabilities, a strong defensible market position, a highly experienced management team, and a fast-growing data-centric business model where we felt Prime Impact could help by providing unique insights and partnership as well as an infusion of capital. And we think Cheche is an ideal fit for that mandate.

We are very excited for the opportunity to partner with the visionary industry leaders at Cheche. During their 8-year journey, Lei and his team have grown Cheche into a leading insurance technology platform with a nationwide network that offers a full suite of services and products for digital insurance transactions. On top of this platform and their proprietary data sets, Cheche has developed sophisticated analytics and workflow software solutions. These solutions are provided as cloud-based SaaS solutions.

Since inception, Cheche has consistently invested in data technology to improve the way insurance carriers attract and connect with consumers online as digitalization in China’s insurance market accelerates. By total auto insurance premiums in 2021, Cheche is China’s largest independent technology platform for auto insurance services, according to iResearch. We believe Cheche is poised for significant growth in 2023 and beyond. And we’re confident that the combination with Prime Impact is the next natural step in the evolution of this great company and can help accelerate a new phase of growth and innovation in both existing and new markets.

I will go through the transaction specifics and the expected timeline at the end of the call, but our agreement is based on a pre-money equity value of $760 million for Cheche and an implied pro forma enterprise value of approximately $841 million for the combined company.

I will now turn it over to Lei to give you more insights into Cheche’s leadership position in this growing sector and the key elements of the Cheche value creation plan. Lei?

Lei Zhang:

Excellent! Thank you, Mark. I’ll begin by providing you some context on this transaction. After several months of extensive discussions with the Prime Impact team and considering the best path forward, we realized that a business combination with Prime Impact was the right next step for our company.

The proposed transaction is expected to position us as a publicly listed company, which together with our strong financial performance, should enable us to expedite our growth strategy. Regulators like the transparency of public companies and a listed stock currency will help us continue investing in innovation and new products and focus on building deeper relationships with stakeholders throughout the insurance ecosystem.

But this is more than just about capital and becoming a publicly listed entity. I am truly excited about the opportunity to work with the Prime Impact team. I am confident in the network and capabilities that Prime Impact can contribute to Cheche and I look forward to seeing this partnership accelerate our growth.

Now let me tell you why Cheche is an attractive investment opportunity and what lies ahead for our business.

As Mark mentioned, we are the largest independent technology platform for auto insurance service in China. We have collaborated with approximately 100 insurance carriers, 4,500 insurance intermediaries, and 400 third-party platforms, and worked with approximately 820,000 referral partners on our platform since founding of the company.

At our core, we are a comprehensive, data-driven technology platform. What does that mean? It means that our leading cloud-based technology infrastructure is about utilizing unique data analytics technologies, complex proprietary algorithms and substantial data assets to benefit the entire insurance value chain. Currently, we offer digital insurance transaction products—Easy-Insur and Insurance Marketplace – as well as insurance SaaS solution products—Digital Surge and Sky Frontier – as a full-service platform.

As we look ahead, we see the insurance market in China and its digitalization continuing to grow rapidly. Particularly, auto insurance is the largest sector in China’s P&C insurance market, with attractive growth characteristics and market fundamentals. China’s auto insurance market is the second largest in the world with total auto insurance premiums projected to reach approximately RMB1.1 trillion (approximately $159.5 billion) in 2026. As auto insurance coverage is mandatory by law, demand for auto insurance is considerably stable and inelastic. Auto insurance is also usually the first insurance policy that many people purchase in their lives. As a result, the process of purchasing auto insurance significantly influences people’s general attitude towards insurance. We have used our leadership in the auto insurance segment to build a substantial business in the non-auto property and casualty insurance segment and look forward to other opportunities for expansion.

In the near-term, we see multiple avenues for continued acceleration in our growth due to our market leadership position, large and growing TAM, and accelerated adoption of our SaaS products.

I look forward to working with Mark as Cheche takes this step toward becoming a public company and will hand it to Ting to walk you through more details on the business model and financials.

Ting Lin:

Yes, thank you so much, Lei. Now in terms of our business model, we are a lead player in China who provides both insurance transaction services platform and SaaS solutions leveraging our proprietary technology and unique industry resources.

Our business model is highly attractive. If you look at some of the statistics in the presentation, you will see a few of the key drivers for our business. We have scaled our business in a capital-efficient manner with a strong top-line growth. To give you some examples, we have projected total P&C insurance premiums of RMB 15.2 billion (approximately $2.2 billion) transacted through our platform in 2022, representing an increase of 36% from 2021; on the other hand, the number of policies transacted is estimated to be 10.7 million in 2022, representing an increase of 38% compared to 2021.

Our growth is propelled by rapid expansion in the number of referral partners, which reached over 820,000 as well as our close collaboration with third party platforms. Our track record of strong growth required minimal marketing efforts and was largely organic, with a substantial amount of business generated through word-of-mouth referrals and local industry relationships. In 2021 and the six months ended June 30, 2022, a majority of the auto insurance transaction volumes on our platform came from our referral partner base.

Additionally, as we talked about, we think that there is really visible growth in the earnings. We believe we will not only be able to maintain strong growth momentum into 2023, but also improve on EBITDA margin and control operating expenses by growing our SaaS products as well as running a lean but efficient business. And we have an unlevered balance sheet, giving us ample firepower to continue investing in technology and pursue strategic expansions as well as to be in an opportunistic position to look for accretive stock buybacks and/or dividends.

Now, I will turn back to Mark to walk you through transaction terms.

Mark Long:

Thank you, Ting. Now I would like to provide more information about the transaction.

As I mentioned, our agreement creates an implied pro forma enterprise value of approximately $841 million. This represents 1.9x Cheche’s estimated 2023 revenue, which we think is an attractive price given the company’s technology capabilities, large addressable market, SaaS offerings and, again, a business model that is poised for significant growth.

Cheche is growing faster than most of the comparable companies in the public market. When you consider their business model characteristics, Cheche has two powerful advantages. First, Cheche has excellent growth dynamics with their transaction platform that deepen its relationships with key stakeholders in the insurance ecosystem. Second, they have valuable recurring revenue streams similar to insurance software providers in the public markets.

We believe these factors, together with the strengths of Lei and his team, have produced a platform with improving profitability as well as a strong foundation for future growth.

I want to emphasize that a critical aspect of this transaction is that Lei and his team will continue to lead the company once it becomes public. In addition, all of the current Cheche shareholders are rolling their ownership stakes into the combined company. Like Cheche’s existing shareholders, we are extremely impressed with Lei’s technology capabilities, his industry understanding and relationships as well as his leadership in building Cheche. We think it’s important that all parties are aligned with and supportive of Lei’s vision to create value by providing transformational technology solutions to the Chinese insurance ecosystem. We believe this alignment and support will be an additional enabler of Cheche’s strong growth trajectory.

We expect to file our initial F-4 proxy statement with the SEC as soon as possible, with the expected timing for that sometime next month. We expect the closing date to be in the third quarter of-2023, after the record date is set.

I would like to end today’s call by reiterating Prime Impact team’s excitement for this transaction. This offers us an opportunity to help Lei and his team continue to build a best-in-class technology company. Cheche’s business model is very compelling, combining the insurance transaction platform with data-driven SaaS solutions. We believe Cheche’s model has generated powerful growth vectors and has the ability to create substantial long-term value to shareholders.

More information about this transaction can be found in our public filings with the SEC, as well as in the presentation that we have posted on the Investor Relations portion of our website. Please don’t hesitate to contact any of us for further information. Thank you.

Certain Defined Terms

“Business Combination Agreement” refers to the definitive agreement, dated the date hereof, by among Prime Impact, Cheche and the other parties thereto, to combine Prime Impact with Cheche, as described above.

“Combined Company” refers to the publicly-traded parent company whose shares are expected to be listed on Nasdaq following the completion of the Proposed Transaction and that will continue to conduct the business currently conducted by Cheche.

“Proposed Transaction” refers to the proposed combination of Prime Impact with Cheche pursuant to the Business Combination Agreement.

“SEC” refers to the U.S. Securities and Exchange Commission.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, Cheche’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following closing of the Proposed Transaction, Prime Impact’s and Cheche Technology’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Prime Impact’s and Cheche’s management and are not predictions of actual performance. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Prime Impact and Cheche believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Prime Impact and Cheche cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Proposed Transaction, which is expected to be filed by the Combined Company with the SEC and other documents filed by the Combined Company or Prime Impact from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Prime Impact nor Cheche can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Transaction due to the failure to obtain approval from Prime Impact’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Proposed Transaction, the amount of redemption requests made by Prime Impact’s public shareholders, costs related to the Proposed Transaction, the impact of the global COVID-19 pandemic, the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by the Combined Company with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2021 of Prime Impact and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Prime Impact nor Cheche Technology presently know or that Prime Impact and Cheche Technology currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this communication represent the views of Prime Impact and Cheche as of the date of this communication. Subsequent events and developments may cause those views to change. However, while Prime Impact and Cheche may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Prime Impact or Cheche as of any date subsequent to the date of this communication. Except as may be required by law, neither Prime Impact nor Cheche undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Prime Impact and the Company intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statements to be distributed to Prime Impact’s shareholders in connection with Prime Impact’s solicitation for proxies for the vote by Prime Impact’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to the

Company’s securities to be issued in connection with the Proposed Transaction. Prime Impact’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Prime Impact’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about Prime Impact, the Company and the Proposed Transaction. After the registration statement is filed and declared effective, Prime Impact will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction. Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

Prime Impact, Cheche and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Prime Impact’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Prime Impact’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Transaction. You can find more information about Prime Impact’s directors and executive officers in Prime Impact’s final prospectus related to its initial public offering dated September 9, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Prime Impact, the Company or the combined company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.